UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): May 1, 2003

SELECTICA, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	0-26130 (Commission File Number)	77-0432030 (I.R.S. Employer Identification Number)

3 West Plumeria Drive
San Jose, CA 95134
(408) 570-9700
(Addresses, including zip code, and telephone numbers,
including area code, of principal executive offices)

Item 7. Financial Statements and Exhibits.
Item 9. Regulation FD Disclosure.
SIGNATURES
EXHIBIT 99.1

Item 7. Financial Statements and Exhibits.

        (c) Exhibits

Exhibit	Description

Exhibit 99.1	Press Release of Selectica, Inc. dated May 1, 2003, furnished in accordance with Item 12 of this Current Report on Form 8-K.

Item 9. Regulation FD Disclosure.

     The information contained in this Item 9 of this Current Report is being furnished pursuant to “Item 12. Results of Operations and Financial Condition” in accordance with SEC Release No. 33-8216.

     The information in this Current Report is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

     On May 1, 2003, the Company issued a press release announcing its financial results for the fourth quarter and full fiscal year ended March 31, 2003. A copy of the press release is attached as Exhibit 99.1. On May 1, 2003, in connection with the issuance of the press release, the Company will hold a conference call to discuss the press release.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATE: May 1, 2003	By:	/s/ Stephen Bennion Stephen Bennion Executive Vice President of Financing, Chief Financial Officer and Secretary

EXHIBIT INDEX

Exhibit	Description

Exhibit 99.1	Press Release of Selectica, Inc. dated May 1, 2003, furnished in accordance with Item 12 of this Current Report on Form 8-K.